[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.34

SETTLEMENT AND LICENSE AGREEMENT

Photon Dynamics Incorporated, a California corporation with principal offices in San Jose, California; Shimadzu Corporation, a Japanese corporation with principal offices in Kyoto, Japan; Panelvision Technology, Inc. a California Corporation with principal offices in Los Gatos, California; and Guillermo Toro-Lira, an individual resident of California, (collectively, “the parties”) hereby enter into this Settlement and License Agreement as of the Effective Date provided herein.

WHEREAS Photon Dynamics Incorporated (hereafter, “PDI”) is the owner of certain U.S. and Japanese Patents, including U.S. Patent No. 5,081,687; U.S. Reissue Patent No. 37,847; and Japanese Patent No. 3292990;

WHEREAS PDI filed a lawsuit against Panelvision Technology Inc. (hereafter, “Panelvision”) and Guillermo Toro-Lira (hereafter, “Toro-Lira”) in the United States District Court for the Northern District of California, Civil Case Number C02-02563 PJH, and thereafter added Shimadzu Corporation (hereafter, “Shimadzu”) as an additional defendant therein (“the U.S. Lawsuit”), alleging that the manufacture and sale of certain e-beam-based panel testing products infringe U.S. Patent 5,081,687 and/or U.S.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reissue Patent No. 37,847; and Shimadzu, Panelvision and Toro-Lira filed counterclaims in the U.S. Lawsuit alleging that said U.S. Patents are either not infringed, invalid and/or unenforceable; and that PDI had violated antitrust and unfair competition laws;

WHEREAS Shimadzu filed a separate lawsuit against PDI in the Tokyo District Court, (“the Japan Lawsuit”), alleging that Japanese Patent No. 3292990 is invalid and not infringed;

WHEREAS the parties desire to compromise and settle the U.S. Lawsuit and the Japan Lawsuit upon the terms and in the manner herein provided;

WHEREAS the parties have each agreed to and signed a term sheet entitled “OFFER OF COMPROMISE” having an effective date of October 10, 2003, and herein desire to effectuate the intent of the agreements and undertakings contained in said term sheet;

AND WHEREAS PDI and Shimadzu wish to establish a procedure for attempting to expeditiously resolve future disputes that may arise between them regarding the subject matter of this Agreement;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOW, THEREFORE, in consideration of the promises and covenants set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A.	DEFINITIONS

A.	“Covered Product” shall mean any e-beam-based panel testing equipment, including e-beam-based active-plate testing equipment, and including dedicated attachments relating to the testing capabilities of the equipment.

B.	“Licensed Patents” shall mean and include the following: U.S. Patent No. 5,081,687; U.S. Reissue Patent No. 37,847; Japanese Patent No. 3292990, and any corresponding patent including: any reissue, reexamination, continuation, division, or extension thereof, or any patent claiming priority from any of the foregoing patents in any country.

C.	The “Effective Date” shall be November 10, 2003 .

B.	DISMISSAL

Dismissal of U.S. Lawsuit and Japan Lawsuit. On October 21, 2003, the Court in the U.S. Lawsuit entered an Order of Dismissal dismissing that action without prejudice and providing that the parties could substitute a dismissal with prejudice within ninety

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(90) days thereof. Within five (5) days of receipt of payment by PDI per Section H hereof, the parties agree to file the attached Stipulation and Order for Dismissal With Prejudice, and in addition, Shimadzu agrees to withdraw the Japan Lawsuit. In order to effectively dismiss the Japan Lawsuit with prejudice, Shimadzu herein agrees, as part of the consideration for this agreement, that it will not at a later date reinstitute or effectively re-bring the Japan Lawsuit.

C.	NO ADMISSION OF LIABILITY

No party admits any liability or wrongdoing. By this Agreement and the dismissal of the legal proceedings as set forth herein, except as provided in Section D, no party concedes either the merits of the other party’s claims or the lack of merits as to its own claims, and each denies the assertions of the other in the U.S. Lawsuit, and the Japan Lawsuit.

D.	[*]

Effective upon the dismissal of the U.S. Lawsuit with prejudice as described in Section B, [*]. Effective upon the dismissal of the U.S. Lawsuit with prejudice as described in Section B, [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E.	LICENSE GRANT

Subject to the satisfaction of Section H, PDI grants to Shimadzu a paid-up, world-wide, irrevocable, non-exclusive license under the Licensed Patents to make, have made, use, sell, offer to sell, import (into any country in the world), export (from any country in the world), lease, promote or otherwise dispose of any Covered Products or any device covered by one or more claims of the Licensed Patents.

Subject to the satisfaction of Section H, PDI grants to Panelvision and Toro-Lira a paid-up, world-wide, irrevocable, non-exclusive license, under the Licensed Patents to make, have made, use, sell, offer to sell, import (into any country in the world), export (from any country in the world), lease, promote or otherwise dispose of any Covered Products or any device covered by one or more claims of the Licensed Patents, provided that such acts are limited to research and development activities and are without the right to sell commercial product(s) resulting from such research and development activities.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nothing herein shall restrict Panelvision and/or Toro-Lira from selling commercially, product(s) that are not Covered Products covered by one or more claims of the Licensed Patents; however, this provision is not to be interpreted as creating any additional rights beyond those elsewhere granted in this Section E.

Subject to the satisfaction of Section H, PDI further grants Panelvision and Toro-Lira the right to make and sell, in the U.S. and the European Union, Covered Products covered by one or more claims of the Licensed Patents, under the Shimadzu name, that are not materially different from a Shimadzu design existing at the time of any such manufacture and/or sale.

F.	COVENANTS

Subject to the satisfaction of Section H, PDI covenants not to sue Shimadzu or any Shimadzu-related company or Shimadzu customer, or Panelvision or Toro-Lira for any act within the scope of the granted licenses.

Subject to the satisfaction of Section H, PDI agrees not to assert any currently issued patents or pending applications against the Covered Products that are not materially different from currently Covered Products as of the effective date of this agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

No covenant not to sue or license granted hereunder by PDI shall extend to any panel test products or product lines which Shimadzu may acquire from a party, who is not a signatory to this agreement, as part of a business acquisition or merger.

Neither the covenants not to sue nor the licenses granted hereunder are assignable or transferable in whole or in part without the prior written consent of PDI.

G.	RELEASES

1. PDI’s Release of Shimadzu, Panelvision and Toro-Lira. Subject to the satisfaction of Section H, PDI hereby fully and unconditionally releases and forever discharges Shimadzu, Panelvision and Toro-Lira, as well as, to the extent applicable, their past, former, present and future directors, officers, agents, distributors, representatives and customers, and any parent, subsidiary or division or other affiliated entity, from all claims, demands, damages and causes of action of whatever kind or nature, whether in law or equity, whether known or unknown, that PDI may have or may have had relating in any way to the manufacture and/or sale by Shimadzu, Panelvision and Toro-Lira of Covered Products anywhere in the world, including the claims, demands, damages and causes of action asserted in the U.S. Lawsuit and the Japan Lawsuit, relating to any of US patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent No. 3292990, and any corresponding patent, or arising from any action or inaction relating to any of US Patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent No. 3292990, and any corresponding patent; and specifically

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including but not limited to PDI’s right to recover any and all damages for actual or alleged past infringement of any claims under any of PDI’s patents, U.S. or otherwise. This release shall not limit the right of PDI to assert a breach of this Agreement.

2. Shimadzu’s, Panelvision’s and Toro-Lira’s Release of PDI. Effective upon the dismissal of the U.S. Lawsuit with prejudice, Shimadzu, Panelvision and Toro-Lira hereby fully and unconditionally release and forever discharge PDI, as well as its past, former, present and future directors, officers, agents, distributors, representatives and customers, and any parent, subsidiary or division or other affiliated entity, from all claims, demands, damages and causes of action of whatever kind or nature, whether in law or equity, whether known or unknown, that Shimadzu, Panelvision or Toro-Lira may have relating in any way to US patent 5,081,687, US Reissue Patent No. 37,847, and/or Japanese Patent No. 3292990, or relating in any way to the invalidity and unenforceability of the same, or relating in any way to PDI’s enforcement of any one or more of such patents, including the claims, counterclaims, demands, damages and causes of action asserted in the U.S. Lawsuit and the Japan Lawsuit. This release shall not limit the right of Shimadzu, Panelvision or Toro-Lira to assert a breach of this Agreement.

3. Waiver of Section 1542. The parties’ releases are intended to cover the claims described in paragraphs 1 and 2 of this Section, whether the same are known, unknown or hereinafter discovered or ascertained. The parties acknowledge that they

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The parties waive any right, claim or cause of action that might arise as a result of the discovery in the future of different or additional facts bearing on the claims and releases as set forth in paragraphs 1 and 2 of this Section. The parties understand the significance of such a release and expressly waive the provisions of Section 1542.

H.	PAYMENTS

In partial consideration for the release, the covenant not to sue and the license granted hereunder, PDI shall be paid the sum of [ * ] US dollars.

PDI shall be liable for any taxes of any kind levied on such payment, regardless of the taxing authority that levies such tax, and acknowledges that Shimadzu will withhold income taxes imposed in accordance with the U.S. – Japan Tax Treaty Concerning The Avoidance of Double Taxation and other applicable U.S. laws, and pay the same to the Japanese Government for credit to the account of PDI. Shimadzu agrees to provide sufficient documentation of such withholding by the Japanese Government to enable PDI to seek and obtain a corresponding credit from the government of the United States.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Payment under this Section H shall be made, by wire transfer on November 10, 2003, directly to PDI’s U.S. bank account as enumerated below:

SILICON VALLEY BANK

3003 TASMAN DRIVE

SANTA CLARA, CA 94596

ROUTING NUMBER 121140399

ACCOUNT NUMBER 3300132698

This section H will be deemed satisfied upon the receipt of the wired funds in PDI’s account.

I.	CONFIDENTIALITY

1. Return or Destruction and Nondisclosure of Confidential Material. The parties remain bound by the Protective Order entered in the US Lawsuit on May 23, 2003, and will either return or destroy all confidential material subject to that Order, and abide by the non-disclosure requirements of that Order, as specified in Section VII thereof.

2. Confidential Agreement. The parties agree to keep the terms of this Agreement confidential as to all Third Parties, except as provided in this paragraph 2.

PDI, Shimadzu, Panelvision and Toro-Lira agree to the issuance of a joint press release in the form of the attached Exhibit A.

Shimadzu, Panelvision and Toro-Lira agree that PDI may disclose to a third party competitor of PDI the statement attached as Exhibit B, upon suitable assurances from

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any such third party or third parties that the statement will be maintained in confidence by it or them, and upon receiving written approval from Shimadzu, which will not be unreasonably withheld. [*].

Any party to this agreement is permitted to disclose the statement attached as Exhibit C to any customer or prospective customer, provided that the customer agrees that the statement will be maintained in confidence by it or them.

The parties agree that the text, terms and conditions of this Agreement may, under appropriate conditions to maintain confidentiality, also be disclosed to: (1) its employees, attorneys, accountants or financial advisors who have a need to know in connection with the performance of their duties, and (2) individuals or entities that are considering, in good faith, making a substantial investment in a party or are considering the acquisition of a party.

Other than the limited exceptions given above, the parties may disclose the entire Agreement herein, or its terms, only where necessary to comply with any laws or applicable governmental administrative regulations or by court order. Where this Agreement is responsive to a Third Party subpoena or document request directed to one of the parties herein, such party may produce this Agreement only on a confidential basis with disclosure only to outside counsel and only after giving written notice to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other party to this Agreement with sufficient time given to the other party, prior to production, to seek a protective order preventing or limiting disclosure.

J.	GENERAL REPRESENTATIONS AND WARRANTIES

1. PDI Authority. PDI hereby represents and warrants that PDI has the capacity, right and authority to enter into this Agreement and that there are no other agreements binding upon PDI that would prevent PDI from, or would be breached by, entering into and performing this Agreement.

2. Shimadzu Authority. Shimadzu hereby represents and warrants that it has the capacity, right and authority to enter into this Agreement and there are no other agreements binding upon Shimadzu that would prevent Shimadzu from, or would be breached by, entering into and performing this Agreement.

3. Panelvision Authority. Panelvision hereby represents and warrants that it has the capacity, right and authority to enter into this Agreement and there are no other agreements binding upon Panelvision that would prevent Panelvision from, or would be breached by, entering into and performing this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. Toro-Lira Authority. Toro-Lira hereby represents and warrants that he has the capacity, right and authority to enter into this Agreement and there are no other agreements binding upon him that would prevent him from, or would be breached by, entering into and performing this Agreement.

K.	FUTURE DISPUTE RESOLUTION

The dispute resolution provisions of this Section K shall apply to the following disputes involving PDI and Shimadzu: (a) any dispute arising out of or relating to this Agreement, including without limitation whether or not a given product is a Covered Product, (b) any dispute arising out of or relating to whether a given product, other than a Covered Product, is covered by a valid PDI patent, and (c) any other dispute that PDI and Shimadzu collectively agree should be resolved using the provisions of this Section (collectively, “Future Disputes”). Panelvision and Toro-Lira are not bound to this Section K and do not agree to arbitration under this Section K.

Future Disputes shall be resolved in accordance with the two-step procedure specified in this Section K. Such procedure shall be the sole and exclusive procedure for the resolution of any Future Disputes but shall not apply to any other disputes between the parties, except as agreed upon separately in writing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

As used hereafter in this Section K, the terms “party” and “parties” shall refer only to the parties to the Future Dispute, and not more generally to the parties to this Agreement.

First Step – Informal Negotiations: Any party may provide written notice to the other party of its desire to resolve a Future Dispute that could not be resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving party shall submit to the other a written response. Both the notice and the response shall include: (a) a statement of the party’s legal and factual position and a summary of arguments supporting that position and (b) the name and title of the individuals who will represent that party in negotiations. Within 30 days after delivery of the disputing party’s response, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. This Informal Negotiations step shall conclude after 120 days, unless the parties then agree to a longer fixed duration. All negotiations pursuant to this paragraph shall be maintained as confidential as to all Third Parties and shall be considered as compromise and settlement negotiations which are inadmissible for any purpose in any evidentiary proceeding.

Second Step – Binding Arbitration: Should the Future Dispute at issue remain unresolved at the conclusion of informal negotiations, and either party wishes to continue efforts to resolve the dispute, the parties shall initiate binding arbitration proceedings in Singapore. The binding arbitration shall proceed according to the Rules

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of Arbitration of the International Chamber of Commerce in effect at that time, as modified by this Agreement. Binding arbitration shall be initiated by one party notifying the other party in writing of its election to proceed to binding arbitration to resolve the dispute. Unless the parties agree to conduct the arbitration using only a single arbitrator, each party shall select a neutral disinterested arbitrator. Both arbitrators shall then select a third arbitrator to form a three-member panel. In the event that the parties elect to proceed with only one arbitrator, the arbitrator shall be jointly agreed to by the parties or selected in accordance with the Rules of Arbitration of the International Chamber of Commerce, as set forth above. Any arbitrator selected, whether for a one-member panel or a three-member panel, shall be an attorney with at least 15 years of experience in the patent law field and at least five years of experience arbitrating patent disputes. The panel shall be selected no later than 30 days following written notice initiating arbitration. Upon appointment of the arbitrator(s), the parties shall jointly meet with the arbitrator(s) to agree on a schedule for the arbitration and to set forth the issues to be arbitrated. The papers submitted to the arbitrator(s) shall consist of an opening memorandum by each party, with supporting fact declarations if so desired, filed contemporaneously by the parties setting forth the legal and factual basis for the parties’ position. No expert declarations shall be submitted. No formal discovery, either via written discovery or by deposition, shall be taken by the parties during the binding arbitration. Within 20 days after filing the opening memoranda, or as the parties and the arbitrator(s) may agree otherwise, each party may file contemporaneously a supplemental memorandum, with rebuttal fact declarations only, if so desired. Within 30 days of the submission of the last to be filed memoranda, the arbitrator(s) shall conduct

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

a hearing that shall last no longer than two days and shall consist solely of attorney argument and presentation. Although business representatives of each party may attend the hearing, neither party may bring a witness to the hearing for purposes of testifying. All oral argument and presentations pursuant to this paragraph shall be maintained as confidential as to all Third Parties and shall be considered as compromise and settlement negotiations which are inadmissible in any future proceeding other than (a) those between the parties or (b) to enter judgment as described below. Upon receiving the arbitration award, the losing party shall have 60 days to satisfy its terms. If the losing party has not satisfied the terms of the award within 60 days, the prevailing party may enter the arbitrators’ award as a judgment in any court having jurisdiction. As a precondition to arbitration under this section K, all parties to the arbitration will consent, in advance, to jurisdiction in the Kyoto District Court in Japan, and any District Court in the Northern District of California, in the US, for purposes of enforcement of the arbitration award.

In proceeding to resolve any disputes under this Section K, the parties shall bear their own costs and attorneys’ fees, and shall share equally in the costs and fees for any arbitrator or panel of arbitrators selected to resolve such disputes.

L.	MISCELLANEOUS PROVISIONS

Governing Law. This Agreement is made pursuant to, and shall be governed by, construed and interpreted in accordance with, the internal laws of the State of California without reference to conflicts of law principles.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Further Actions and Assurances. The parties agree to cooperate fully and to execute any and all supplementary documents and to take any and all additional actions that may be necessary or appropriate to give full force and effect to the terms, provisions and intentions of this Agreement.

Escrow. In order to memorialize the current form of the Covered Products, Shimadzu agrees to place in escrow all technical documents produced to plaintiff during the course of the US Lawsuit.

Parties to Bear Costs. Each party shall bear its own costs and attorneys’ fees associated with all legal proceedings set forth herein.

Entire Agreement; Merger. This Agreement constitutes and confirms the entire agreement of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous negotiations, correspondence, understandings and agreements of the parties relating to the subject matter hereof, including the term sheet of October 10, 2003. Any modification, waiver or amendment of this Agreement or any term thereof must be in writing, signed by the party against which enforcement of any such modification, waiver or amendment is sought. No oral modification of any term of this Agreement shall be effective for any purpose.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Severability. If any provision within this Agreement is found void, invalid or unenforceable, it shall not affect the validity of the other provisions of this Agreement, which shall remain valid and enforceable according to their terms; provided that no such severance shall be effective if the result materially changes the economic benefit of this Agreement to any party.

Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original and all of which shall constitute together one instrument.

Incorporation of Recitals. The recitals preceding this Agreement are incorporated into and made a part of this Agreement.

Notices. All notices and communications required to be given under this Agreement shall be in writing to the following addresses of the respective parties, or to such other address provided by notice from one party to each other party , and shall be deemed to have been properly delivered either: five business days after mailing by registered mail, return receipt requested; two business days after mailing by Express Mail or overnight courier; or one business day after electronic transmittal by facsimile.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to PDI:	Photon Dynamics, Inc. 17 Great Oaks Blvd. San Jose, CA 95119 USA Fax: 408-360-3551 Attn: Richard Okumoto

If to Shimadzu:	Shimadzu Corporation Hadano Works 380-1 Horiyamashita Hadano 259 –1304, Japan Fax: +81-75-811-2255 Attn: Takashi Nishimura General Manager Research & Development Dept. Semiconductor Equipment Division

If to Panelvision or Toro-Lira:	Panelvision Technologies Inc. 761 University Avenue Suite B Los Gatos, CA 95030 Fax 408 395-2887 Attn: Guillermo Toro-Lira, President

Cooperative Drafting. Each party has cooperated in the drafting and preparation of this Agreement. No term of this Agreement shall be construed or interpreted against any one party on the basis that the party was the drafter.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Headings. The headings and titles in this Agreement are for convenience only, do not form part of the parties’ agreement and should not be utilized in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the parties through their duly authorized agents, have executed this Agreement.

PHOTON DYNAMICS

By:	/s/ RICHARD OKUMOTO

Name: Richard Okumoto Title: Chief Financial Officer

Date:	November 5, 2003

SHIMADZU

By:	/s/ [*]

Name:[*] Title: Director and General Manager Semiconductor Equipment Division

Date:	November 5, 2003

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PANELVISION and TORO-LIRA

By:	/s/ GUILLERMO TORO-LIRA

Guillermo Toro-Lira, as an individual and as President of Panelvision

Date:	November 6, 2003

By:	/s/ ALAN ABEL

Alan Abel for Panelvision Technologies, Inc. Vice President

Date:	November 6, 2003

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Photon Dynamics Incorporated v. Guillermo Toro-Lira, Panelvision Technology, and

Shimadzu Corporation

Case No. C02-02563 PJH

Attachment A

Photon Dynamics, Inc. and Shimadzu Corporation announce that they have settled all litigation between them regarding US Patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent 3292990. Pursuant to the agreement between the parties, Shimadzu Corporation, companies affiliated with Shimadzu, and customers of Shimadzu are irrevocably licensed world-wide under US Patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent 3292990 and any corresponding patents to manufacture, use, and sell e-beam based panel test equipment designed by or for Shimadzu. All other terms of the Agreement are confidential.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Photon Dynamics Incorporated v. Guillermo Toro-Lira, Panelvision Technology, and

Shimadzu Corporation

Case No. C02-02563 PJH

Attachment B

Guillermo Toro-Lira, Panelvision, Photon Dynamics, Inc. and Shimadzu Corporation have settled all litigation between them in both the United States and Japan.

As part of this settlement, [*].

Also as part of this settlement, Shimadzu Corporation has a paid-up, world-wide, irrevocable, non-exclusive license under US Patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent 3292990, and any corresponding patent (including any reissue, reexamination, continuation, division, or extension of any such patents) to make, have made, use, sell, offer to sell, import (into any country in the world), export (from any country in the world), lease, promote or otherwise dispose of any e-beam panel testing equipment.

All other terms of the agreement are confidential.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Photon Dynamics Incorporated v. Guillermo Toro-Lira, Panelvision Technology, and

Shimadzu Corporation

Case No. C02-02563 PJH

Attachment C

Photon Dynamics, Inc., Guillermo Toro-Lira, Panelvision Technology, and Shimadzu Corporation have settled all litigation between them in both the United States and Japan.

As part of this settlement, [*].

Also as part of this settlement, Shimadzu Corporation, Guillermo Toro-Lira and Panelvision Technology have a paid-up, world-wide, irrevocable, non-exclusive license under US Patent 5,081,687, US Reissue Patent No. 37,847, Japanese Patent 3292990, and any corresponding patent (including any reissue, reexamination, continuance, division, or extension of any such patents) to make, have made, use, sell, offer to sell, import (into any country in the world), export (from any country in the world), lease, promote or otherwise dispose of any e-beam based panel testing equipment.

No party admits and liability or wrongdoing. In dismissing the legal proceedings, no party concedes the merits of the other party’s infringement or non-infringement claims.

All other terms of the agreement are confidential.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FRANK L. BERNSTEIN (State Bar No. 189504)

SUGHRUE MION, PLLC

1010 El Camino Real, Suite 300

Menlo Park, California 94025-4345

Telephone: (650) 325-5800

Facsimile: (650) 325-6606

(Additional counsel on last page)

Attorneys for Defendants and Counterplaintiffs

PANELVISION TECHNOLOGY,

GUILLERMO TORO-LIRA, and

SHIMADZU CORPORATION

THEODORE W. BROWN (State Bar No. 114672)

GARY H. RITCHEY (State Bar No. 136209)

STEPHEN H. YOUTSEY (State Bar No. 212093)

TOWNSEND AND TOWNSEND AND CREW LLP

379 Lytton Avenue

Palo Alto, California 94301

Telephone: (650) 326-2400

Facsimile: (650) 326-2422

Attorneys for Plaintiff and Counterdefendants

PHOTON DYNAMICS, INC.

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

PHOTON DYNAMICS, INC., Plaintiff, v. PANELVISION TECHNOLOGY, GUILLERMO TORO-LIRA, and SHIMADZU CORPORATION, Defendants.	Civ. No. C 02-02563 PJH STIPULATION OF DISMISSAL

PANELVISION TECHNOLOGY ET AL., Counterplaintiffs, v. PHOTON DYNAMICS, INC., Counterdefendant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Plaintiff and defendants hereby stipulate, by and through their respective counsel, that the above-captioned action is dismissed with prejudice pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure. Each party shall bear its own costs.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Respectfully submitted, SUGHRUE MION, PLLC

Dated:	By:

Frank L. Bernstein (Bar No. 189504)

Richard C. Turner (admitted pro hac vice)

Robert M. Masters (admitted pro hac vice)

Grant K. Rowan (admitted pro hac vice)

SUGHRUE MION, PLLC

2100 Pennsylvania Ave. N.W.

Washington, DC 20037

Telephone: (202) 293-7060

Facsimile: (202) 293-7860

Robert E. Camors, Jr., (State Bar No. 121204)

225 West Santa Clara Street, Suite 1200

San Jose, CA 95113-1723

Telephone: (408) 292-5800

Facsimile: (408) 287-8040

Attorneys for Defendants

PANELVISION TECHNOLOGY,

GUILLERMO TORO-LIRA, AND

SHIMADZU CORPORATION

TOWNSEND AND TOWNSEND AND CREW, LLP

Dated:	By:

Theodore G. Brown (State Bar No. 114672) Attorneys for Plaintiff PHOTON DYNAMICS, INC.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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